Exhibit 99.1

Behringer Harvard REIT I, Inc. Quarterly Update – Third Quarter 2011 © 2011 Behringer Harvard 1028-1 November 17, 2011 1325 G Street, Washington D.C.

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. © 2011 Behringer Harvard 2

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: . market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; . future increases in interest rates; . our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; . the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; . the availability of cash flow from operating activities and other sources for distributions and capital expenditures; . our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; our level of debt, existing defaults on certain debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; changes in the level of financial assistance or support provided by our sponsor or its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Quarterly Report in Form 10-Q for the quarter ended September 30, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010, each as filed with the Securities and Exchange Commission. © 2011 Behringer Harvard  3

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com © 2011 Behringer Harvard 4

The Economy: November 2011

- **Third Quarter Pickup**
  - Increase in economic growth and overall job creation, but also global uncertainty
  - Oil prices over $100/barrel before retreating to low $80s – back up to $100/barrel
  - Increasing sovereign debt risk in Europe
- **GDP and Employment Growth Slow**
  - GDP: 2008: **(0.3%)**; 2009: **(3.5%)**; 2010: **+3.0%**; 3Q 2011: **+2.5%**
  - Unemployment Rate: 9.0% (Oct `11)
    - 1.5 million private sector jobs created YTD
    - Unemployment rates stubbornly high
- **The Consumer**
  - Thomson Reuters/University of Michigan August consumer sentiment index: 64.2 (Nov ‘11)
    - Index remains historically low as consumers’ expectations of the labor market and their personal financial situation remain gloomy

Sources: Bureau of Economic Analysis, Bureau of Labor Statistics, Thomson Reuters/University of Michigan Surveys of Consumers

BEHRINGERHARVARD
REIT I, INC.

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© 2011 Behringer Harvard

Post-Recession Private Sector Employment Growth Remains Relatively Weak = 100) Index (month 0 © 2011 Behringer Harvard 6

Lackluster Consumer Confidence Points to Weaker Sales Growth © 2011 Behringer Harvard 7 Source: Conference Board, U.S. Census, Bloomberg

Leading Indicators Moderating Recessions The Conference Board Coincident Economic Index® Index (2004=100) The Conference Board Leading Economic Index® Source: Conference Board, National Bureau of Economic Research, Bloomberg ® Registered Trademark of The Conference Board Inc. © 2011 Behringer Harvard 8

Company Position Continuing to Improve • Nationally office vacancy rates still around 17% • Slight decline from 17.5% in Q2 2011 to 17.4% in Q3 2011 • Rents 11% below peak in 2008 • New supply continues to decline and new starts at historic lows • Moderate net absorption of office space • However, Company made significant progress in refinancing debt and increasing occupancy during third quarter 2011 © 2011 Behringer Harvard 9

Portfolio Characteristics As of September 30, 2011 • 58 total operating properties • 20.8 million square feet* • 30 markets *Represents our pro rata ownership share 5 & 15 Wayside, Boston, MA © 2011 Behringer Harvard 10

10 Largest Markets–by Percent of Net Operating Income Chicago, 24.0% Houston, 11.3% Philadelphia, 11.0% Dallas/Ft. Worth, 5.1% Washington, D.C., 5.0% Charlotte, 4.8% Austin, 4.3% Atlanta, 4.3% Other, 22.9% Baltimore, 4.0% Louisville, 3.3% © 2011 Behringer Harvard As of September 30, 2011 11

Funds from Operations and Modified Funds from Operations • FFO for the third quarter 2011 was a loss of $66.0 million, or $0.22 per share • MFFO for the third quarter 2011 was $7.5 million, or $0.03 per share – Excludes $85.0 million impairment charge – Excludes $3.1 million amortization of above / below market rent intangibles, net – Excludes $1.4 million gain on troubled debt restructuring © 2011 Behringer Harvard 12 – Excludes $6.9 million straight-line rent adjustment (including free rent)

Same Store Results – First Nine Months 2011 vs. 2010 • Same store cash NOI for the nine months ended September 30, 2011 totaled $156.2 million, a decrease of $22.6 million, or 12.6%, as compared to the nine months ended September 30, 2010 • Property revenues were $322.8 million in the nine months ended September 30, 2011, a decrease of $23.3 million, or 6.7%, as compared to the nine months ended September 30, 2010 primarily due to: - Decline in same store occupancy from 87% to 84% with replacement leases generally at lower rental rates - Increases in free rent ($16.4 million in 2011 vs. $8.2 million in 2010) - Lower expense reimbursements from tenants • Property expenses were $166.6 million for the nine months ended September 30, 2011, a decrease of $0.7 million, or 0.4%, as compared to the nine months ended September 30, 2010 © 2011 Behringer Harvard 13

Same Store Results – 3rd Quarter 2011 vs. 2010 • Same store cash NOI for the third quarter 2011 was $50.5 million, a decrease of $ 11.0 million, or 17.9%, as compared to the third quarter 2010 results • Property revenues were $107.5 million in the third quarter of 2011, a decrease of $7.2 million, or 6.3%, as compared to the third quarter of 2010 primarily due to: Decline same store from 87% to 84% - in occupancy with replacement leases generally at lower rental rates - Increases in free rent ($3.7 million in 2011 vs. $3.1 million in 2010) • Property expenses were $57.0 million in the third quarter of 2011 an increase of $3.8 million, or 7.2%, as compared to the third quarter of 2010 primarily due to: - Bad debt expense increased $2.8 million due to significant recoveries of receivables in 2010 which had been previously written off © 2011 Behringer Harvard 14

Same Store Results – 3rd Quarter 2011 vs. 2nd Quarter 2011 • Same store cash NOI for the third quarter 2011 decreased $2.1 million, or 3.9%, as compared to the second quarter 2011 • Property revenues decreased $1.0 million, or 0.9%, in the third quarter of 2011 second of 2011 as compared to the quarter primarily due to: – Increased free rent related to new leasing activity ($6.8 million in third quarter 2011 vs. $4.2 million in second quarter 2011) – Same store occupancy remained flat at 84% • Property expenses increased $1.0 million, or 1.9%, in the third quarter of 2011 second quarter of 2011 primarily due to as compared to the: – Seasonal increase in utility expenses © 2011 Behringer Harvard 15

Objectives/Strategic Plan Investment Objectives The Company’s investment objectives stated are: • to preserve, protect and return stockholders’ capital contributions; • to maximize cash distributions paid to stockholders; • to realize growth in the value of our investments upon the ultimate sale of these investments; and • to provide liquidity to our stockholders. Strategic Plan • Conserve cash; • Sell certain non-core or non-strategic assets; • Restructure debt or exiting assets if we determine the value of the property is not likely to recover; Strengthen • our balance sheet by deleveraging as we refinance 2011 debt maturities; • Use capital to lease space and increase portfolio occupancy; and • Identify opportunities to raise additional property- or company-level capital. © 2011 Behringer Harvard 16

2011 Highlights • Increased portfolio occupancy from a low of 83% at June 30, 2011 to 85% at September 30, 2011 • Leased 1.2 million square feet during the 3rd quarter resulting in positive net absorption during the quarter of 335,000 square feet and bringing year-to-date leasing through September 30, 2011 to 3.0 million square feet • Completed the lease up of our 305,000 square foot development property in Houston, Texas and our 97,000 square foot vacant property in Los Altos, California • Completed $685 million of new financing including the closing of a $340 million credit facility completing 99% of our refinancing efforts on our $691.4 million 2011 debt maturities • Reduced our borrowing costs from a blended 5.4% average interest rate on maturing debt to 4.7% on the new borrowings © 2011 Behringer Harvard 17

Property Dispositions • Property sales and transfers have been an important part of strengthening our balance sheet – Four property dispositions during the 3rd quarter totaling 720,000 square feet – Fifteen property dispositions since January 1, 2010 totaling 3.2 million square feet • Eleven properties sold since January 1, 2010 totaling 2.1 million square feet. Original equity totaled about 6.5% of total raise. • Four properties transferred to CMBS lenders since January 1, 2010 totaling 1.1 million square feet. Original equity totaled about 1.5% of total raise. • Since the beginning of 2010 through the end of the 3rd quarter, we have reduced our total debt balance by approximately $525 million and, as a result, reduced our leverage on real estate assets by approximately 6%. © 2011 Behringer Harvard 18

2011 Debt Maturities 2011 Debt Maturities as of December 31, 2010 $300.0 $188.6 $225.0 $200.0 $250.0 $95.5 $149.7 $150.0 $ millions $26.1 $6.5 $50.0 $100.0 Debt refinanced or paid in full prior to October 31, 2011 Debt outstanding at October 31, 2011 and due in 2011 Note: Excludes million debt matured prior to unpaid $- Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec © 2011 Behringer Harvard 19 $27.3 of that December 31, 2010 but remains unpaid.

2011 Debt Maturities Resolved • Recapitalized 200 S. Wacker in downtown Chicago through a refinancing and joint venture arrangement • Leased our vacant 4440 El Camino Real property in Los Altos and repaid the $26.1 million property debt that matured in April • Refinanced the $188.6 million loan collateralized by our 440 S. LaSalle property in downtown Chicago • Completed a $100 million financing on our One BriarLake Plaza property in Houston using the proceeds to repay the borrowings under our previous credit facility • Closed 340 year credit a $million 3-facility using the proceeds to repay the $225 million loan on our 10&120 S. Riverside property in downtown Chicago maturing in November © 2011 Behringer Harvard 20

Debt Maturities $1,200 $1,400 Debt Maturities as of October 31, 2011 $1,303 $1,000 $600 $800 $604 $ millions $400 $208 $294 Credit Facility $- $200 2011 2012 2013 2014 2015 Thereafter $6 $257 $37 © 2011 Behringer Harvard 21 Notes: (1) 2014 includes line of credit with $257 million outstanding and two one-year extension options and $37 million of secured, non-recourse debt. (2) Schedule excludes $27.3 million of debt which matured prior to December 31, 2010 but remains unpaid.

2011 Leasing – Another Strong Year New Leases: Renewals: Total: 3 million square feet 798,000 SF 1,968,000 SF Expansions: 234,000 SF © 2011 Behringer Harvard 22 As of September 30, 2011

2011 Leasing Activities • Expected 2011 to be another strong year of leasing similar to the 3.5 million square feet leased in 2010 – 1.2 million square feet of leases commenced during the third quarter – 3.0 million square feet of leases commenced during the first nine months of 2011 • Forecasted occupancy to decline during the first half of the year before increasing later in the year – Occupancy increased from 83% at June 30, 2011 to 85% at September 30, 2011 – Net absorption of 335,000 square feet in the quarter resulting in approximately 2% gain in occupancy compared to Q2 2011 • 627,000 square feet of new and expansion leases, including 305,000 square feet (100%) of Three Eldridge Place in Houston, Texas, and 97,000 square feet (100%) of 4440 El Camino Real property in Los Altos, California • Pressure on occupancy anticipated over next few quarters due to uncertain status of MF Global lease in 440 S. LaSalle property in Chicago and a known tenant downsizing of 110,000 square feet © 2011 Behringer Harvard 23

Leasing Cost Analysis — Q3 2011 • Renewals – 603,000 square feet – 15.1 million, or 2.93 per square foot per year of lease term, in tenant improvement and commission costs – 8.5 years average term • Expansions – 76,000 square feet – $1.7 million, or $4.23 per square foot per year of lease term, in tenant improvement and commission costs – 5.2 years average term • New leases – 551,000 square feet – $23.4 million, or $6.97 per square foot per year of lease term, in tenant improvement and commission costs The Terrance, Austin, TX © 2011 Behringer Harvard – 6.1 years – Note: These figures include our pro rata share of leasing activity at all properties. 24

Long-term Lease Expirations 12% 2% 10% 9.4% 9.8% 11.1% 11.2% 6% 8% 4.0% 0% 2011* 2012 2013 2014 2015 © 2011 Behringer Harvard As of September 30, 2011 * Represents percentage of total operating properties’ square feet expiring within the period from October 1, 2011 through December 31, 2011. 25 Precentage of Total operating properties’ square feet

Significant Lease Transactions • Three Eldridge Place (Houston, TX) – Now 100% leased. 244,000 square foot five-year lease and 61,000 square foot seven-year lease with a multinational leader in the oil and gas industry • 222 Riverside (Chicago, IL) – Renewal and expansion of 183,000 square feet and 36,000 square feet, respectively, with Fifth Third Bank through 2024 • 4440 El Camino Real (Los Altos, CA) – New 97,000 square foot seven – year lease with box.net • One City Centre (Houston, TX) – Renewal and expansion of 78,000 square feet and 29,000 square feet, respectively, with an oil and natural gas exploration and production company through 2018 • Paces West (Atlanta, GA) – Renewal of 190,000 square foot healthcare tenant through mid-2025 • 5 & 15 Wayside (Burlington, MA) – Renewal of 163,000 square feet with a global leader in communications through 2019 • Bank of America Plaza (Charlotte, NC) – Renewal of 90,000 square foot law firm that provides a full range of services to domestic and international clients through early 2023 © 2011 Behringer Harvard 26

Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Colorado Building
Washington, DC
1650 Arch Street
Philadelphia, PA
500 East Pratt Street
Baltimore, MD
Buena Vista Plaza
Burbank, CA
1325 G Street,
Washington, DC
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
222 S. Riverside
Chicago, IL
Three Eldridge Place
Houston, TX
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com © 2011 Behringer Harvard 28

Playback Information • Representatives may log on to DST Vision for a playback of today’s call • Shareholders should call toll free (855) 859-2056 or long distance (404) 537-3406 and use passcode 95616501 • Presentation available on our website at www.behringerharvard.com under the ‘SEC Filings’ for the Form 8-K filing made today © 2011 Behringer Harvard 29